UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 25, 2005


                           GS MORTGAGE SECURITIES CORP
          as Depositor under the Master Servicing and Trust Agreement, dated as of February 1, 2005, providing for the issuance of Mortgage Pass-
                      Through Certificates, Series 2005-2F
             (Exact name of registrant as specified in its charter)


           Delaware                333-120274-11             13-3387389
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

        85 Broad Street
     New York, New York                                         10004
(Address of Principal Executive Offices)                     (Zip Code)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2005-2F Mortgage Pass-Through Certificates, Series 2005-2F pursuant to the terms of the Master Servicing and Trust Agreement, dated as of February 1, 2005 among GS Mortgage Securities Corp., as depositor, JPMorgan Chase Bank, N.A., as Securities Administrator, Custodian, and Master Servicer, and Wachovia Bank, N.A., as Trustee.

 On November 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             GSR MORTGAGE LOAN TRUST 2005-2F
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2F

             JPMorgan Chase Bank, N.A., Securities Administrator,
               Custodian, and Master Servicer under the Agreement referred to herein

            By: /s/  Annette Marsula
                     ----------------------------------------------
                     Annette Marsula
                     Vice President

Date: December 1, 2005

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         November 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on November 25, 2005


                      GSR Mortgage Loan Trust Series 2005-2F
                         Statement To Certificateholders
                                  November 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original      Beginning                                                                                  Ending
                Face        Principal                                                       Realized      Deferred     Principal
Class          Value        Balance          Principal          Interest          Total     Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA1       13,167,000.00     13,167,000.00            0.00      60,298.87        60,298.87      0.00         0.00     13,167,000.00
IA2       69,774,000.00     61,466,748.73      923,659.10     255,899.77     1,179,558.87      0.00         0.00     60,543,089.63
IA3       23,258,000.00     20,488,916.25      307,886.37      73,997.69       381,884.06      0.00         0.00     20,181,029.88
IA5       12,456,000.00     12,187,390.62       34,244.05      55,812.70        90,056.75      0.00         0.00     12,153,146.57
IA6        7,209,000.00      7,477,609.38            0.00           0.00             0.00      0.00    34,244.05      7,511,853.43
IIA1     105,000,000.00     98,571,688.19    1,144,947.82     349,024.94     1,493,972.76      0.00         0.00     97,426,740.37
IIA3      45,860,000.00     22,589,623.43    3,427,401.10           0.00     3,427,401.10      0.00   112,921.23     19,275,143.56
IIIA1     13,172,000.00      9,887,445.65      859,052.52      35,253.82       894,306.34      0.00         0.00      9,028,393.13
AP         1,199,835.00      1,115,688.08        1,487.44           0.00         1,487.44      0.00         0.00      1,114,200.64
B1         5,431,000.00      5,391,686.58        5,130.48      26,369.59        31,500.07      0.00         0.00      5,386,556.10
B2         1,961,000.00      1,946,804.90        1,852.49       9,521.41        11,373.90      0.00         0.00      1,944,952.41
B3         1,207,000.00      1,198,262.86        1,140.21       5,860.45         7,000.66      0.00         0.00      1,197,122.65
B4           754,000.00        748,542.02          712.28       3,660.96         4,373.24      0.00         0.00        747,829.74
B5           603,000.00        598,635.05          569.63       2,927.79         3,497.42      0.00         0.00        598,065.42
B6           603,798.00        599,427.54          570.39       2,931.67         3,502.06      0.00         0.00        598,857.15
R1                 0.00              0.00            0.00           0.08             0.08      0.00         0.00              0.00
R2                 0.00              0.00            0.00           0.00             0.00      0.00         0.00              0.00
TOTALS   301,655,633.00    257,435,469.28    6,708,653.88     881,559.74     7,590,213.62      0.00   147,165.28    250,873,980.68
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning                                                                                  Ending
             Face           Notional                                                       Realized      Deferred     Notional
Class        Value          Balance          Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA4       23,258,000.00    20,488,916.25      0.00         45,422.21       45,422.21         0.00           0.00      20,181,029.88
IIA2      30,625,000.00    28,750,075.72      0.00        143,716.15      143,716.15         0.00           0.00      28,416,132.61
IIIA2     13,172,000.00     9,887,445.65      0.00         30,525.90       30,525.90         0.00           0.00       9,028,393.13
AX           127,206.00       116,799.40      0.00            777.05          777.05         0.00           0.00         114,569.14
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Current
                         Beginning                                                        Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA1       36242DXY4    1,000.00000000       0.00000000     4.57954507     4.57954507   1,000.00000000        IA1       5.500000 %
IA2       36242DXZ1      880.94059005      13.23786941     3.66755195    16.90542136     867.70272064        IA2       5.000000 %
IA3       36242DYA5      880.94059033      13.23786955     3.18160160    16.41947115     867.70272078        IA3       4.337500 %
IA5       36242DYC1      978.43534200       2.74920119     4.48078838     7.22998956     975.68614082        IA5       5.500000 %
IA6       36242DYD9    1,037.26028298       0.00000000     0.00000000     0.00000000   1,042.01046331        IA6       5.500000 %
IIA1      36242DYE7      938.77798276      10.90426495     3.32404705    14.22831200     927.87371781        IIA1      4.250000 %
IIA3      36242DYG2      492.57792041      74.73617750     0.00000000    74.73617750     420.30404623        IIA3      6.000000 %
IIIA1     36242DYH0      750.64118205      65.21807774     2.67642120    67.89449894     685.42310431        IIIA1     4.287500 %
AP        36242DYL1      929.86792351       1.23970379     0.00000000     1.23970379     928.62821971        AP        0.000000 %
B1        36242DYM9      992.76129258       0.94466581     4.85538391     5.80004971     991.81662677        B1        5.872426 %
B2        36242DYN7      992.76129526       0.94466599     4.85538501     5.80005099     991.81662927        B2        5.872426 %
B3        36242DYP2      992.76127589       0.94466446     4.85538525     5.80004971     991.81661143        B3        5.872426 %
B4        36242DYS6      992.76129973       0.94466844     4.85538462     5.80005305     991.81663130        B4        5.872426 %
B5        36242DYT4      992.76127695       0.94466003     4.85537313     5.80003317     991.81661692        B5        5.872426 %
B6        36242DYU1      992.76171832       0.94467024     4.85538210     5.80005234     991.81704809        B6        5.872426 %
TOTALS                   853.40846024      22.23944507     2.92240437    25.16184944     831.65687372
---------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     CUSIP          Notional          Principal       Interest       Total         Notional                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA4     36242DYB3     880.94059033      0.00000000       1.95297145       1.95297145     867.70272078       IA4        2.662500 %
IIA2    36242DYF4     938.77798269      0.00000000       4.69277224       4.69277224     927.87371788       IIA2       6.000000 %
IIIA2   36242DYJ6     750.64118205      0.00000000       2.31748406       2.31748406     685.42310431       IIIA2      3.712500 %
AX      36242DYK3     918.19096583      0.00000000       6.10859551       6.10859551     900.65830228       AX         8.000000 %
----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                               Annette M Marsula
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-8180
                              Fax: (212) 623-5930
                      Email: annette.marsula@jpmorgan.com
                     ---------------------------------------

Sec. 4.01(ii)             Aggregate Beginning Scheduled Principal Balance of Each Collateral Group
                                                      Collateral Group 1                                        119,357,847.07
                                                      Collateral Group 2                                        126,600,644.64
                                                      Collateral Group 3                                        10,361,290.04
                                                      Collateral Group P                                        1,115,689.05

Sec. 4.01(ii)             Aggregate Ending Scheduled Principal Balance of Each Collateral Group
                                                      Collateral Group 1                                        118,121,275.10
                                                      Collateral Group 2                                        122,136,855.18
                                                      Collateral Group 3                                        9,501,650.32
                                                      Collateral Group P                                        1,114,201.61

Sec. 4.01(ii)             Scheduled Principal for Each Collateral Group
                                                      Collateral Group 1                                        131,275.39
                                                      Collateral Group 2                                        101,520.52
                                                      Collateral Group 3                                        12,839.97
                                                      Collateral Group P                                        1,423.65

Sec. 4.01(ii)             Principal Prepayments for Each Collateral Group
                                                      Collateral Group 1                                        1,105,296.58
                                                      Collateral Group 2                                        4,362,268.95
                                                      Collateral Group 3                                        846,799.75
                                                      Collateral Group P                                        63.79

Sec. 4.01(ii)             CPR for Each Collateral Group
                                                      Collateral Group 1                                        10.574610%
                                                      Collateral Group 2                                        34.368765%
                                                      Collateral Group 3                                        64.100796%
                                                      Collateral Group P                                        0.068677%

Sec. 4.01(iii)            Available Distribution                                                                7,810,654.93
                                                      Aggregate Principal Distribution Amount                   6,561,488.60
                                                      Principal Prepayment Amount                               6,314,429.07

Sec. 4.01(v)              Unscheduled Principal By Categories
                                                      Payoffs                                                   6,235,217.15
                                                      Principal Prepayments                                     79,211.92
                                                      Liquidation Proceeds                                      0.00
                                                      Condemnation Proceeds                                     0.00
                                                      Insurance Proceeds                                        0.00

Sec. 4.01(vi)             Interest Payment
                                   Class IA1
                                                                Accrued and Paid for Current Month              60,298.87
                                                                Accrued and Paid from Prior Months              0.00
                                   Class IA2
                                                                Accrued and Paid for Current Month              255,899.77
                                                                Accrued and Paid from Prior Months              0.00
                                   Class IA3
                                                                Accrued and Paid for Current Month              73,997.69
                                                                Accrued and Paid from Prior Months              0.00
                                   Class IA4
                                                                Accrued and Paid for Current Month              45,422.21
                                                                Accrued and Paid from Prior Months              0.00
                                   Class IA5
                                                                Accrued and Paid for Current Month              55,812.70
                                                                Accrued and Paid from Prior Months              0.00
                                   Class IA6
                                                                Accrued and Paid for Current Month              0.00
                                                                Accrued and Paid from Prior Months              0.00
                                   Class IIA1
                                                                Accrued and Paid for Current Month              349,024.94
                                                                Accrued and Paid from Prior Months              0.00
                                   Class IIA2
                                                                Accrued and Paid for Current Month              143,716.15
                                                                Accrued and Paid from Prior Months              0.00
                                   Class IIA3
                                                                Accrued and Paid for Current Month              0.00
                                                                Accrued and Paid from Prior Months              0.00
                                   Class IIIA1
                                                                Accrued and Paid for Current Month              35,253.82
                                                                Accrued and Paid from Prior Months              0.00
                                   Class IIIA2
                                                                Accrued and Paid for Current Month              30,525.90
                                                                Accrued and Paid from Prior Months              0.00
                                   Class AX
                                                                Accrued and Paid for Current Month              777.05
                                                                Accrued and Paid from Prior Months              0.00
                                   Class B1
                                                                Accrued and Paid for Current Month              26,369.59
                                                                Accrued and Paid from Prior Months              0.00
                                   Class B2
                                                                Accrued and Paid for Current Month              9,521.41
                                                                Accrued and Paid from Prior Months              0.00
                                   Class B3
                                                                Accrued and Paid for Current Month              5,860.45
                                                                Accrued and Paid from Prior Months              0.00
                                   Class B4
                                                                Accrued and Paid for Current Month              3,660.96
                                                                Accrued and Paid from Prior Months              0.00
                                   Class B5
                                                                Accrued and Paid for Current Month              2,927.79
                                                                Accrued and Paid from Prior Months              0.00
                                   Class B6
                                                                Accrued and Paid for Current Month              2,931.67
                                                                Accrued and Paid from Prior Months              0.00

Sec. 4.01(vii)            Servicing Fees
                                   Servicer Fee Paid                                                            53,926.10

Sec. 4.01(viii)           Monthly Advances
                                   Current Period Advances                                                      1,154,368.04
                                   Current Period Reimbursed Advances                                           0.00
                                   Aggregate Unreimbursed Advances                                              10,929,498.57

Sec. 4.01(ix)             Advances by Master Servicer or Securities Administrator
                                   Current Period Advances                                                      0.00
                                   Current Period Reimbursed Advances                                           0.00
                                   Aggregate Unreimbursed Advances                                              0.00


Sec. 4.01(xi)             Number of Outstanding Mortgage Loans                                                  550
                          Balance of Outstanding Mortgage Loans                                                 250,873,982.21

                                       PLEASE NOTE:
                                       More detailed information regarding the mortgage loans, including the percentage of mortgage loans in the transaction affected by Hurricane Katrina, can be viewed at:
                                       http://www.absnet.net/subscribe/gsdata.asp
                                       The information will be posted at such time as it becomes available.

Sec. 4.01(xii)            Number and Balance of Delinquent Loans
                                Delinquency Totals
                                Group Totals
                                Period                 Number            Principal Balance                 Percentage
                                0-29 days               545                248,547,009.77                   99.07 %
                                30-59 days                4                  1,726,483.58                   0.69 %
                                60-89 days                1                    600,488.85                   0.24 %
                                90-119 days               0                          0.00                   0.00 %
                                120+ days                 0                          0.00                   0.00 %
                                Total                   550                250,873,982.20                   100.00 %

Sec. 4.01(xii)            Number and Balance of Loans in Bankruptcy
                                Bankruptcy Totals
                                Number of            Principal                    Percentage
                                Loans                Balance

                                      0                 0.00                        0.00%

Sec. 4.01(xii)            Number and Balance of Loans in Foreclosure
                                 Foreclosure Totals
                                 Number of               Principal                     Percentage
                                 Loans                   Balance

                                      0                    0.00                         0.00%


Sec. 4.01(xiii)           Number and Balance of REO Loans
                                  REO Totals
                                  Number of           Principal               Percentage
                                  Loans               Balance

                                      0               0.00                    0.00%


Sec. 4.01(xv)            Aggregate Principal Payment
                                   Scheduled Principal                                                          247,059.53
                                   Payoffs                                                                      6,235,217.15
                                   Prepayments                                                                  79,211.92
                                   Liquidation Proceeds                                                         0.00
                                   Condemnation Proceeds                                                        0.00
                                   Insurance Proceeds                                                           0.00
                                   Realized Losses                                                              0.00

                                   Realized Losses Group 1                                                      0.00
                                   Realized Losses Group 2                                                      0.00
                                   Realized Losses Group 3                                                      0.00
                                   Realized Losses Group P                                                      0.00
                                   Realized Gains                                                               0.00

                                   Realized Gains Group 1                                                       0.00
                                   Realized Gains Group 2                                                       0.00
                                   Realized Gains Group 3                                                       0.00
                                   Realized Gains Group P                                                       0.00

Sec. 4.01(xvi)            Aggregate Amount of Mortgage Loans Repurchased                                        0.00

Sec. 4.01(xvii)           Aggregate Amount of Compensating Interest Shortfall Allocated for Current Period      747.69
                                   Class IA1                                                                    49.88
                                   Class IA2                                                                    211.68
                                   Class IA3                                                                    61.21
                                   Class IA4                                                                    37.57
                                   Class IA5                                                                    46.17
                                   Class IA6                                                                    28.33
                                   Class IIA1                                                                   83.12
                                   Class IIA2                                                                   34.23
                                   Class IIA3                                                                   26.89
                                   Class IIIA1                                                                  73.20
                                   Class IIIA2                                                                  63.38
                                   Class B1                                                                     15.64
                                   Class B2                                                                     5.65
                                   Class B3                                                                     3.48
                                   Class B4                                                                     2.17
                                   Class B5                                                                     1.74
                                   Class B6                                                                     1.74
                                   Class AX                                                                     1.61

Sec. 4.01(xix) Group 1
                                   Senior Percentage 1                                                          96.1710%
                                   Senior Prepayment Percentage 1                                               100.0000%

                                   Subordinate Percentage 1                                                     3.8290%
                                   Subordinate Prepayment Percentage 1                                          0.0000%

Sec. 4.01(xix) Group 2
                                  Senior Percentage 2                                                           95.7036%
                                  Senior Prepayment Percentage 2                                                100.0000%

                                  Subordinate Percentage 2                                                      4.2964%
                                  Subordinate Prepayment Percentage 2                                           0.0000%

Sec. 4.01(xix) Group 3
                                  Senior Percentage 3                                                           95.4268%
                                  Senior Prepayment Percentage 3                                                100.0000%

                                  Subordinate Percentage 3                                                      4.5732%
                                  Subordinate Prepayment Percentage 3                                           0.0000%


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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